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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
       Date of Report (date of earliest event reported):  April 26, 2001

                             ---------------------

                                LookSmart, Ltd.
             (Exact name of registrant as specified in its charter)

          Delaware                   000-26357              13-3904355
----------------------------        ------------        -------------------
(State or other jurisdiction        (Commission           (IRS Employer
      of incorporation)             File Number)        Identification No.)

625 Second Street, San Francisco, California                  94107
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  (Address of principal executive offices)                  (Zip Code)


                                (415) 348-7000
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               Registrant's telephone number, including area code
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Item 5.  Other Events.

     On April 26, 2001, the Company issued a press release in the form attached as Exhibit 99.1 to this Form 8-K, and which is incorporated herein by reference.


Item 7.  Exhibits.

99.1    Press Release dated April 26, 2001



                                  SIGNATURES

     Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    LookSmart, Ltd.
                                    (Registrant)

April 26, 2001                      /s/ Martha Clark
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Date                                Martha Clark, Interim Chief
                                    Financial Officer